EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November [    ], 2015 (the “Second Amendment Date”) by and among Tectum Holdings, Inc., a Delaware corporation (the “Borrower”), TA THI Holdings, Inc., a Delaware corporation (“Holdings”), the other Credit Parties, the Joining Lenders (as defined in Section 13 hereof), Ares Capital Corporation, a Maryland corporation, as Administrative Agent the several financial institutions from time to time party to the Credit Agreement (collectively, the “Lenders” and individually each a “Lender”) and Antares Capital LP, a Delaware limited partnership, as Revolver Agent for the Revolving Lenders.

W I T N E S S E T H:

WHEREAS, Borrower, Holdings, the other Credit Parties, the Administrative Agent, the Revolver Agent and the Lenders from time to time party thereto are parties to that certain Credit Agreement dated as of July 28, 2014 as amended by that certain First Amendment to Credit Agreement (the “First Amendment”) dated as of April 24, 2015 (as further amended, restated, supplemented or modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement);

WHEREAS, pursuant to the First Amendment, the Borrower requested and the Agents agreed to extend, Incremental Facilities pursuant to the Section 1.1(e) of the Credit Agreement in an aggregate amount of $48,000,000 comprised of an Incremental Term Loan Commitment of $38,000,000 and an Incremental Revolving Loan Commitment of $10,000,000;

WHEREAS, the Borrower has provided notice to the Revolver Agent that it is requesting Incremental Facilities pursuant to the Section 1.1(e) of comprised of an Incremental Revolving Loan Commitment of $20,000,000; the proceeds of which will be used for general corporate purposes permitted by the Credit Agreement;

WHEREAS, the existing Revolving Lender has declined to participate in the requested Incremental Facility, and therefore the Borrower has invited the Joining Lenders to participate in such Incremental Facility pursuant to Section 1.1(e)(ii)(C) of the Credit Agreement;

WHEREAS, the Borrower expects a Qualifying IPO to be achieved during the week following the Second Amendment Date, the proceeds of which are intended to be used in part to repay in full the obligations under the Second Lien Credit Agreement; and

WHEREAS, in contemplation of the Borrower’s request for such Incremental Facilities and subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Revolver Agent are willing to amend certain provisions of the Credit Agreement to provide for such Incremental Facilities in accordance with Section 1.1(e) of the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Amendments to Credit Agreement. Upon satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

a. Section 11.1 of the Credit Agreement is hereby amended by replacing the defined term “Aggregate Revolving Loan Commitment” with the following:

“Aggregate Revolving Loan Commitment” means the combined Revolving Loan Commitments of the Lenders, which pursuant to the effectiveness of the Second Amendment to the Credit Agreement shall be in the amount of $50,000,000, as such amount may be reduced from time to time pursuant to this Agreement or increased as a result of Incremental Revolving Loan Commitments”.

b. Section 11.1 of the Credit Agreement is hereby amended by adding the defined term “Second Amendment to the Credit Agreement” in the proper alphabetical order as follows:

“Second Amendment to the Credit Agreement” means that certain Second Amendment to the Credit Agreement dated as of November 18, 2015 among, inter alia, the Borrower, the Agents and certain Lenders party thereto.

c. Schedule 1.1(b) to the Credit Agreement is hereby amended and restated in the form of Schedule 1.1(b) attached hereto as Exhibit A; and

2. Incremental Facility Request. The Administrative Agent and the Revolver Agent hereby agree, notwithstanding anything to the contrary in the Credit Agreement, that the Incremental Facility Request in respect of the Incremental Revolving Loans may be delivered at any time on or prior to the Second Amendment Date.

3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

a. the Revolver Agent shall have received each of the following, each of which shall be in form and substance reasonably acceptable to the Revolver Agent:

(i) this Amendment duly executed by the Borrower, Holdings, the other Credit Parties, the Joining Lenders, the Administrative Agent and the Revolver Agent;

(ii) an Incremental Facility Request for the $20,000,000 Incremental Revolving Loans in accordance with the requirements set forth in Section 1.1(e) of the Credit Agreement;

(iii) a certificate of a Responsible Officer of the Borrower certifying that with respect to the Incremental Facilities requested in connection herewith, each of the conditions set forth in Section 1.1(e)(iii) has been satisfied;

(iv) evidence of the occurrence of a Qualifying IPO prior to November 30, 2015; and

(v) evidence that the obligations under the Second Lien Credit Agreement shall have been repaid in full.

4. Post-Closing Conditions. The Revolver Agent shall have received, prior to the earlier of (a) November 30, 2015 (or such later date as the Revolver Agent may reasonably agree to) and (b) any Borrowing of Revolving Loans pursuant to the Incremental Revolving Loan Commitments provided hereunder:

(i) an executed legal opinion letter of Goodwin Procter LLP, counsel to the Credit Parties, in form and substance satisfactory to the Agents;

(ii) a certificate of a Responsible Officer of each Credit Party certifying (a) as to the names and signatures of each officer of such Credit Party authorized to execute and deliver any Loan Document, including this Amendment, (b) that the resolutions of such Credit party’s board of directors or other appropriate governing body approving and authorizing the incurrence of the requested Incremental Facilities is a true and correct copy of such resolutions, and attaching a copy of such resolutions thereto and (c) (1) and attaching the Organization Documents of such Credit Party or (2) that there have been no changes to the Organization Documents of such Credit Party from the most recent date on which certified copies of such Organization Documents were delivered to the applicable Agent; and

(iii) the Administrative Agent shall have received, for the account of each Lender making an Incremental Revolving Loan, a duly executed replacement Revolving Note substantially in the form of Exhibit 11.1(d) to the Credit Agreement.

5. Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent, the Revolver Agent and the Joining Lenders as follows:

a. the execution, delivery and performance by each of the Credit Parties of this Amendment have been duly authorized by all necessary action, and do not and will not:

(i) contravene the terms of any of that Person’s Organization Documents;

(ii) conflict with or result in any material breach or contravention of, or result in the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject; or

(iii) violate any material Requirement of Law in any material respect;

b. such Credit Party has the power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended hereby;

c. this Amendment constitutes the legal, valid and binding obligations of each such Person which is a party hereto enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability; and

d. after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of the Borrower and the other Credit Parties contained in the Loan Documents shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein).

6. No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Administrative Agent, the Revolver Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Except (i) as amended or consented to hereby or (ii) as otherwise necessary to reflect the existence of the Incremental Term Loans contemplated hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

8. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Credit Parties may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of the Administrative Agent.

9. Governing Law. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest).

10. Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

11. Captions. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

12. Reaffirmation. Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Credit Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, the Revolver Agent, or the Administrative Agent constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

13. Joining Lender Provisions.

a. Joinder. Each lender signatory hereto under the heading “Joining Lender” (each a “Joining Lender” and, collectively, the “Joining Lenders”) hereby confirms, acknowledges and agrees as follows:

(i) it has agreed to become a party to the Credit Agreement as a new Revolving Lender with a Revolving Loan Commitment as set forth on the new Schedule 1.1(b) attached hereto as Exhibit A, and from hereafter shall be a party to the Credit Agreement as a Lender and shall have all of the rights and obligations of a Lender thereunder; and

(ii) it shall execute and deliver such other instruments, and take such other actions, as any Agent or the Borrower may reasonably request in connection with the transactions contemplated by this Amendment.

b. Representations. Each Joining Lender hereby represents and warrants to each Agent that (i) it has full power and authority, and has taken all actions necessary for such Joining Lender, to execute and deliver this Amendment and to consummate the transactions contemplated hereby, (ii) it is sophisticated with respect to decisions to participate in credit facilities and to provide loans of the type requested by the Borrower hereunder and (iii) by executing, signing and delivering this Amendment the Person signing, executing and delivering this Amendment on behalf of such Joining Lender is an authorized signatory for such Joining Lender and is authorized to execute, sign and deliver this Amendment.

c. Additional Agreements. Each Joining Lender hereby:

(i) appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto;

(ii) appoints and authorizes the Revolver Agent to take such action as agent for the Revolving Lenders on its behalf and to exercise such powers under the Loan Documents as are delegated to the Revolver Agent by the terms thereof, together with such powers as are reasonably incidental thereto;

(iii) agrees that it shall perform in accordance with their terms all obligations that, by the terms of the Loan Documents, are required to be performed by it as a Lender, (d) confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to become a Lender under the Credit Agreement and shall continue to make its own credit decisions in taking or not taking any action under any Loan Document independently and without reliance upon any Agent, any L/C Issuer, any Lender or any other Indemnitee and based on such documents and information as it shall deem appropriate at the time;

(iv) acknowledges and agrees that, as a Lender, it may receive MNPI and confidential information concerning the Credit Parties and their Affiliates and their Stock and agrees to use such information in accordance with Section 9.10 of the Credit Agreement;

(v) specifies as its applicable Lending Offices (and addresses for notices) the offices at the addresses set forth beneath its name on the signature pages hereof; and

(vi) acknowledges, to the extent applicable, the requirement to provide any documentation required of such Joining Lender pursuant to Section 10.1(g) of the Credit Agreement in accordance with the terms thereof.

d. No Liability of Agents. The Credit Parties acknowledge that the Joining Lenders are joining the Credit Agreement at the invitation of the Borrower pursuant to Section 1.1(e)(ii)(C) of the Credit Agreement, and neither Agent shall have any duty or liability with respect to whether any such Joining Lender is (i) a Disqualified Institution, (ii) a fund managed or administered by a Person on the Excluded Persons List or any Affiliate of such Person or (iii) a Competitor, a Competitor Controller or an Affiliate of a Competitor or Competitor Controller.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

BORROWER:

TECTUM HOLDINGS, INC.

By:

Name:

Title:

Signature Page to Second Amendment to Credit Agreement

GUARANTORS

TA THI HOLDINGS, INC.

By:

Name:

Title:

Signature Page to Second Amendment to Credit Agreement

TRUXEDO, INC.

By:

Name:

Title:

Signature Page to Second Amendment to Credit Agreement

BEDRUG, INC.

By:

Name:

Title:

Signature Page to Second Amendment to Credit Agreement

UNDERCOVER, INC.

By:

Name:

Title:

Signature Page to Second Amendment to Credit Agreement

RETRAX HOLDINGS, LLC

By:

Name:

Title:

Signature Page to Second Amendment to Credit Agreement

THI E-COMMERCE, LLC

By:

Name:

Title:

Signature Page to Second Amendment to Credit Agreement

AUTO CUSTOMS, LLC

By:

Name:

Title:

Signature Page to Second Amendment to Credit Agreement

WEB INTELLECT, LLC

By:

Name:

Title:

Signature Page to Second Amendment to Credit Agreement

REV INDUSTRIES, LLC

By:

Name:

Title:

Signature Page to Second Amendment to Credit Agreement

EXTANG CORPORATION

By:

Name:

Title:

Signature Page to Second Amendment to Credit Agreement

ADVANTAGE TRUCK ACCESSORIES, INC.

By:

Name:

Title:

Signature Page to Second Amendment to Credit Agreement

LAURMARK ENTERPRISES, INC.

By:

Name:

Title:

Signature Page to Second Amendment to Credit Agreement

LAZER LITE COVERS, LLC

By:

Name:

Title:

Signature Page to Second Amendment to Credit Agreement

BLUEGRASS OFFROAD, LLC

By:

Name:

Title:

Signature Page to Second Amendment to Credit Agreement

ANTARES CAPITAL LP, as the Revolver Agent

By:

Name:

Title:	Its Duly Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

ARES CAPITAL CORPORATION, as the Administrative Agent

By:

Name:

Title:	Its Duly Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

JOINING LENDERS:

JPMORGAN CHASE BANK, N.A.

By:

Name:

Title:

BANK OF AMERICA, N.A.

By:

Name:

Title:

KEYBANK NATIONAL ASSOCIATION

By:

Name:

Title:

SUNTRUST BANK

By:

Name:

Title:

RAYMOND JAMES BANK, N.A.

By:

Name:

Title:

Signature Page to Second Amendment to Credit Agreement

Exhibit A

Schedule 1.1(b)

[To be attached]

Exhibit A